UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2008

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall
San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2008, Kratos Defense & Security Solutions, Inc., a Delaware corporation (“Kratos”), White Shadow, Inc., California corporation and wholly-owned subsidiary of Kratos (“Merger Sub”) and SYS, a California corporation (“SYS”) entered into an Agreement and Plan of Merger and Reorganization (the “ Merger Agreement “) under which Merger Sub will be merged with and into SYS (the “Merger”), with SYS continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Kratos.  The Merger Agreement has been unanimously approved by the Boards of Directors of both Kratos and SYS.

Merger Agreement

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of SYS would be converted into the right to receive 1.2582 shares of Kratos common stock. The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Additionally, at the effective time each outstanding option to purchase common stock of SYS will be cancelled.  Warrants to purchase common stock of SYS will continue to be in effect pursuant to their terms following the Merger.

Consummation of the Merger is subject to several closing conditions, including:

•      approval of the Merger by the shareholders of SYS;

•      approval of the issuance of shares of Kratos common stock in the Merger by the stockholders of Kratos; and

•      the effectiveness of a Form S-4 registration statement to be filed by Kratos.

The Merger Agreement contains certain termination rights, including a termination fee of $2,394,000 to be paid by SYS to Kratos upon termination of the Merger Agreement in certain circumstances

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Voting Agreements

In connection with the Merger Agreement, on February 20, 2008 certain executive officers and directors of SYS entered into voting agreements with Kratos (the “SYS Voting Agreements”) pursuant to which such officers and directors have undertaken to vote their shares of common stock of SYS in favor of the Merger and against any other proposal or offer to acquire SYS, unless the Merger Agreement has been terminated.  The SYS Voting Agreements apply to all shares of SYS common stock held by the signatories at the record date for the relevant SYS stockholder meeting. The SYS Voting Agreements restrict the transfer of shares by the signatories, except under certain limited conditions.

Additionally, on February 20, 2008 certain executive officers and directors of Kratos entered into voting agreements with SYS (the “Kratos Voting Agreements”), pursuant to which such officers and directors have undertaken to vote their shares of common stock of Kratos in favor of the issuance of additional shares of common stock of Kratos in connection with the Merger, unless the Merger Agreement has been terminated.  The Kratos Voting Agreements apply to all shares of Kratos common stock held by the signatories at the record date for the relevant Kratos stockholder meeting. The Kratos Voting Agreements restrict the transfer of shares by the signatories, except under certain limited conditions.

A copy of the SYS Voting Agreement and Kratos Voting Agreement is attached hereto as Exhibit 2.2 and 2.3, respectively, and is incorporated herein by reference.  The foregoing description of the SYS Voting Agreement and Kratos Voting Agreement is qualified in its entirety by reference to the full text of such agreements.

The Merger Agreement, form of SYS Voting Agreement and form of Kratos Voting Agreement have been included to provide security holders with information regarding their terms.  It is not intended to provide any other factual information about Kratos, Merger Sub or SYS.  The Merger Agreement contains representations and warranties that Kratos and SYS have made for the benefit of each other.  The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged with each other in connection with the signing of the Merger Agreement.  Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedule.

You are encouraged to read the Merger Agreement, the form of SYS Voting Agreement and the form of Kratos Voting Agreement for a more complete understanding of the transaction. The foregoing descriptions of the Merger Agreement, the form of SYS Voting Agreement and the form of Kratos Voting Agreement are qualified in their entirety by reference to the full text of the Merger Agreement, the form of SYS Voting Agreement and the form of Kratos Voting Agreement.

Item 8.01   Other Events.

On February 21, 2008, Kratos issued a press release announcing the execution of the Merger Agreement.  A copy of the press release is furnished as Exhibit 99.1.

On February 21, 2008, a conference call was held by Kratos to discuss the Merger.  A replay of the recorded conference call will be available for 30 days following the conference call and can be obtained through the Investors link of Kratos’ website at www.kratosdefense.com.

Forward-Looking Statements

This Report on Form 8-K contains certain forward-looking statements including, without limitation, expressed or implied statements concerning Kratos’ expectations regarding the timing of the closing of the Merger, anticipated benefits to be realized from the Merger, future financial performance and cash flows and market developments that involve risks and uncertainties. Such statements are only predictions, and Kratos’ actual results may differ materially. Factors that may cause Kratos’ results to differ include, but are not limited to: risks that the closing will be delayed or that the conditions to closing will not be satisfied; risks that the integration will prove more costly, take more time, or be more distracting than currently anticipated;  risks that the transaction will cause disruption of Kratos’ operations and distraction of its management; risks of adverse regulatory action or litigation; risks associated with debt leverage; risks that changes or cutbacks in spending by the U.S. Department of Defense may occur, which could cause delays or cancellations of key government contracts; failure to successfully consummate acquisitions or integrate acquired operations; and competition in the marketplace which could reduce revenues and profit margins.  Kratos undertakes no obligation to update any forward-looking statements.

These and other risk factors are more fully discussed in Kratos’ Annual Report on Form 10-K for the period ended December 31, 2006, Kratos’ Quarterly Reports on Form 10-Q for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007, and in other filings made with the Securities and Exchange Commission (the “SEC”).

Important Additional Information

This filing is being made in respect of the proposed transaction involving Kratos and SYS. In connection with the proposed transaction, Kratos plans to file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of Kratos and SYS plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/ Prospectus will be mailed to stockholders of  Kratos and SYS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN

THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Kratos and SYS through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Kratos by directing a request to Kratos Defense & Security Solutions, Inc, ATTN: Investor Relations, 4810 Eastgate Mall, San Diego, CA 92121, or going to Kratos’ corporate website at www.kratosdefense.com, or from SYS by directing a request to ATTN: Investor Relations, 5050 Murphy Canyon Road, Ste. 200, San Diego, CA, 92123, or going to SYS’ corporate website at www.systechnologies.com.

Kratos and SYS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Kratos’ directors and executive officers is contained in its annual proxy statement filed with the SEC on October 10, 2007. Information regarding SYS’ directors and executive officers is contained in SYS’ annual proxy statement filed with the SEC on October 29, 2007. Additional information regarding the interests of such potential participants will be included in the Joint Proxy Statement/Prospectus and the other relevant documents filed with the SEC (when available).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated February 20, 2008, by and among Kratos Defense & Security Solutions, Inc., White Shadow, Inc. and SYS.*

2.2	Form of Voting Agreement, dated February 20, 2008, by and among Kratos Defense & Security Solutions, Inc. and certain shareholders of SYS.

2.3	Form of Voting Agreement, dated February 20, 2008, by and among SYS and certain stockholders of Kratos Defense & Security Solutions, Inc.

99.1	Press Release of Kratos Defense & Security Solutions, Inc. issued on February 21, 2008.

*   Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

Date: February 21, 2008	/s/ Deanna Lund
Deanna Lund
Senior Vice President and Chief Financial Officer

Exhibit List

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated February 20, 2008, by and among Kratos Defense & Security Solutions, Inc., White Shadow, Inc. and SYS.*

2.2	Form of Voting Agreement, dated February 20, 2008, by and among Kratos Defense & Security Solutions, Inc. and the shareholders of SYS.

2.3	Form of Voting Agreement, dated February 20, 2008, by and among SYS and the stockholders of Kratos Defense & Security Solutions, Inc.

99.1	Press Release of Kratos Defense & Security Solutions, Inc. issued on February 21, 2008.

*   Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.